Stratean Inc. Announces Hydrogen Fuel Cell Technology Patent Acquisition

Provides Synergies to Current Unit and Will Increase Total Energy Output

SALT LAKE CITY, May 1, 2016 /PRNewswire/ -- Stratean, Inc. (OTC: SRTN), the developer of a patented and revolutionary "stratified" downdraft gasifier, today announced the it has expanded its capabilities by acquiring a patent for an ancillary technology that will enable Stratean to significantly improve the energy output of its revolutionary system.

Stratean acquired a patent for hydrogen fuel cell technology entitled “Electrolytic Reactor and Related Methods for Supplementing the Air Intake of an Internal Combustion Engine.” The acquisition was funded through an issuance of Stratean shares. Stratean anticipates integrating this technology, in whole or in part into its downdraft gasification system, enabling the capture and conversion of process byproducts into incremental energy.

Matthew Schultz, Chief Executive Officer of Stratean, Inc., commented, "Our innovative gasification technology has been proven in independent, third-party tests to produce large volumes of clean, renewable energy. The acquisition of this patent today is a great addition to our portfolio and will add significant synergies to our current unit. We expect to increase our total energy output through harnessing some of the byproducts of our existing process. We look forward to sharing more information in the near term on this process, as well as additional synergies that may be realized.”

About Stratean, Inc.

From the trash can to the gas can, Stratean, Inc. has successfully designed, engineered, manufactured and patented a revolutionary 'stratified' downdraft gasifier. Our partners, such as Petersen, Inc., ICON Renewables, Combustion Resources and others have worked with us to create a logical solution for profitably handling MSW, Coal, Plastics, Municipal Sewage and many other feedstocks.  All with ZERO airborne emissions.  We've aligned ourselves with research universities such as Utah State University, The University of Utah, and BYU to certify and maximize the efficiencies and production of our technology.  To learn more, visit http://www.stratean.com/.

Information about Forward-Looking Statements

Statements in this press release relating to plans, strategies, testing and operational performance, projections of results of specific activities and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This release contains "forward-looking statements" that include information relating to future events and future financial and operating performance. The words "may," "would," "will," "expect," "estimate," "can," "believe," "potential" and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company's products, the introduction of new products, the Company's ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company's liquidity and financial strength to support its growth, and other information that may be detailed from time-to-time in the Company's filings with the United States Securities and Exchange Commission (the "SEC").  For a more detailed description of the risk factors and uncertainties affecting the Company, please refer to the Company's recent SEC filings, which are available at http://www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SOURCE Stratean, Inc.

Website: http://www.stratean.com

Contact: Investor Relations:

Brett Maas, Managing Partner, Hayden IR,

(646)536-7331, brett@haydenir.com

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